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                                                                    EXHIBIT 4.1


                          SPECIMEN STOCK CERTIFICATE

                            [MULTIPLE ZONES LOGO]
[NUMBER]                                                               [SHARES]
                                Multiple Zones
                          I N T E R N A T I O N A L


INCORPORATED UNDER THE LAWS                SEE REVERSE FOR DEFINITIONS AND A
OF THE STATE OF WASHINGTON              STATEMENT AS TO THE RIGHTS, PREFERENCES
                                              AND LIMITATIONS OF SHARES


THIS CERTIFIES THAT                                           CUSIP 624906 10 3




IS THE RECORD HOLDER OF




         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

- ------===============MULTIPLE ZONES INTERNATIONAL, INC.==================-------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


/s/ SIG ILLEGIBLE                       /s/ SIG ILLEGIBLE


SECRETARY                               PRESIDENT AND CHIEF EXECUTIVE OFFICER



                                    [SEAL]



COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY

                AUTHORIZED SIGNATURE



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        The Corporation will furnish to any shareholder upon written request and without charge a summary of the designations, relative rights, preferences, and limitations applicable to each class of stock which the Corporation is authorized to issue, and the variations in rights, preferences, and limitations of the shares of each series of each such class of stock insofar as the same may have been fixed and determined, and the authority of the Board of Directors to determine variations for future series.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT -- ____________ Custodian ___________
                        (Cust)                (Minor)
                     under Uniform Gifts to Minors
                     Act ______________________________
                                   Shares
UNIF TRF MIN ACT  -- __________ Custodian (minor age____)
                        (Cust)
                     ___________ under Uniform Transfers
                      (Minor)
                     to Minors Act ____________________
                                        (Shares)

Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

                                    X___________________________________________

                                    X___________________________________________
                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                     THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By_______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANK,
STOCKBROKER, SAVINGS AND LOAN ASSOCIATION
OR CREDIT UNION) WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17????.


_____________________________________________
AMERICAN BANK NOTE COMPANY      MAY 26, 1996
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807              044118bk
(310) 989-2383
(FAX) (310) 426-7450                REV 1
_____________________________________________